Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Sigma Labs, Inc., (the “Company”) on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(i) The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 17, 2018	By:	/s/ John Rice
	Name:	John Rice
	Title:	Interim Chief Executive Officer (Principal Executive Officer)

Date: April 17, 2018	By:	/s/ Nannette Toups
	Name:	Nannette Toups
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)